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                                  EXHIBIT i(1)

                             Consent of Ropes & Gray




                                     C-131
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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 29 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.


                                               /s/ Ropes & Gray

                                               ROPES & GRAY


Washington, D.C.
November 15, 2002



                                     C-132